SPDR® INDEX SHARES FUNDS

SPDR® S&P® International Dividend ETF

Supplement Dated May 17, 2013

to the

Prospectus

Dated January 31, 2013 (as revised May 1, 2013)

The fourth sentence in the third paragraph under “The Fund’s Principal Investment Strategy” on page 91 of the Prospectus is hereby deleted in its entirety and replaced with the following sentence:

Additionally, stocks must meet the following stability factor: positive 3-year earnings growth, profitability, as measured by positive earnings per share before extraordinary items over the latest 12 month period, and stable or increasing 3-year dividend growth.

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SPDR® INDEX SHARES FUNDS

SPDR® S&P® International Dividend ETF

Supplement Dated May 17, 2013

to the

Statement of Additional Information (“SAI”)

Dated January 31, 2013 (as revised May 1, 2013)

The information on pages 9-10 of the SAI under “S&P International Dividend Opportunities Index” is hereby deleted in its entirety and replaced with the following information:

S&P International Dividend Opportunities Index

The International Dividend Opportunities Index includes 100 tradable, exchange-listed common stocks from around the world that offer high dividend yields. Common stocks that are domiciled in the United States are not eligible. The Index is constructed in the following two steps: (1) the selection of the 100 Index constituents; and (2) the weighting of the Index constituents.

The selection of index constituents is done as follows:

1.	All stocks in the Selection Universe are sorted on the basis of dividend yield. The Selection Universe includes all dividend-paying common stocks and ADRs that may be delivered in-kind, free of payment and are listed in primary exchanges of countries included in the S&P Broad Market Index. These countries include: Australia, Hong Kong, Japan, New Zealand, Singapore, Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and Canada.

2.	The 100 highest yielding stocks form the Index.

Data cleaning is done to ensure that duplicate share classes are removed, as are stocks whose yield data is not in the range of the figure derived from dividing the dividend-per-share by stock price.

The weighting scheme of the Index addresses two objectives:

•	The yield of the Index should be as high as possible.

•	The Index should be diversified among individual stock, sectors and countries.

To achieve these two objectives, the weight for each Index constituent is set at each rebalancing such that the yield of the Index at rebalancing is maximized while the following constraints are met:

1.	Every stock has a weight no greater than 3% and no less than 0.05%;

2.	The sum of the weights of all emerging market stocks is less than 15%;

3.	No single sector, as defined by the Global Industry Classification System (GICS), has a weight of greater than 25%;

4.	No single country has a weight of greater than 25%; and

5.	The sum of weights of all income trusts is less than 10%.

Standard & Poor’s uses an optimization algorithm to meet these requirements. Given the non-smooth nature of the optimization problem, the optimization is done using a non-deterministic evolutionary algorithm that switches over to traditional methods on an as-needed basis.

The Index is calculated by means of the divisor methodology used in all Standard & Poor’s equity indices. The Index value is simply the Index market value divided by the Index divisor. Index shares are set and the Index divisor adjusted at the time of each rebalancing. Index rebalancings occur after the closing on the 3rd Friday of January and July.

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Each index will have a total return counterpart, which assumes dividends are reinvested in the index after the close on the ex-date. There is also a net return index series, which adds dividends after adjustments for withholding taxes based on a Luxembourg domicile. Effectively, the net return index adds index dividend points, except that the Ex-dividends term is multiplied by (100% minus withholding tax rate).

The S&P Global Index Committee (the “Global Index Committee”) maintains S&P Global indices. The Global Index Committee meets monthly. At each meeting, the Global Index Committee reviews pending corporate actions that may affect Index constituents, statistics comparing the composition of the Indices to the market, companies that are being considered as candidates for addition to an Index, and any significant market events. In addition, the Global Index Committee may revise Index policy covering rules for selecting companies, treatment of dividends, share counts or other matters.

Standard & Poor’s considers information about changes to its Indices and related matters to be potentially market moving and material. Therefore, all Global Index Committee discussions are confidential.

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